THE MNI GROUP INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, made as of March 24, 2000 between The MNI Group Inc., a New Jersey corporation (the "Corporation"), and Marianne J. Legato (the "Optionee"), is entered into pursuant to and in accordance with the terms of a Consulting Services Agreement dated even date herewith (the "Consulting Agreement") between the Corporation and Optionee.

         The Corporation, with the approval of its Board of Directors (the "Board"), hereby grants to the Optionee as of the date hereof an option (the "Option") to purchase all or any part of an aggregate of 3,586,500 shares of the Corporation's common shares, $.01 par value per share (the "Common Stock"), at $0.875 per share (the "Exercise Price") upon the following terms and conditions:

         1. The Option and all rights of the Optionee to purchased shares of Common Stock hereunder shall terminate on March 24, 2005 (hereinafter referred to as the "Expiration Date").

         2. Optionee's right and option to purchase shares of Common Stock pursuant to the Option shall vest as follows:

            March 24, 2000                        717,300 shares

            September 24, 2000   an additional    717,300 shares

            March 24, 2001       an additional    717,300 shares

            September 24, 2001   an additional    717,300 shares

            March 24, 2002       an additional    717,300 shares


Notwithstanding the foregoing, the Option shall become fully vested in the event of the sale of all or substantially all of the assets of the Corporation or a majority of its outstanding stock.

         3. Once the Option has vested in accordance with the preceding Section 2, it shall continue to be exercisable until the earlier of the termination of Optionee's rights hereunder pursuant to Section 5 hereof, or the Expiration Date. A partial exercise of the Option shall not affect Optionee's right to exercise the Option with respect to the remaining shares subject thereto, subject to the conditions of this Agreement. Full payment for shares acquired shall be made in cash or in shares, or a combination of cash and shares, at or prior to the time that an Option, or any part thereof, is exercised.

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         4. (a)    The Option shall not be affected by any change of duties or position so long as the Optionee continues to be a consultant or an employee of the Corporation or of a parent or subsidiary thereof (collectively hereinafter referred to as the "Corporation").

            (b) No partial exercise of the Option may be for less than 100 full shares (or less than all the shares as to which the Option is exercisable, if less than 100 shares), and in no event shall the Corporation be required to issue any fractional shares.

         5. (a)    In the event of the death or disability of Optionee or
Optionee shall terminate the Consulting Agreement or employment with the Corporation "for convenience", all options which are not vested as of the date of termination of the Consulting Agreement or employment shall terminate and all vested options on such date shall be exercisable for a period of one (1) year from the date thereof (but not later then the Expiration Date).

            (b) In the event the Corporation shall terminate Optionee's Consulting Agreement or employment "for cause" (other than in the event of the death or disability of Consultant), all vested and unvested options shall terminate as of the date of termination.

            (c) In the event Optionee shall terminate the Consulting Agreement or her employment with the Corporation "for cause" or the Corporation shall terminate Optionee's Consulting Agreement or employment "for convenience", all unvested options shall become vested as of the date of termination of the Consulting Agreement or employment and all such options shall be exercisable until the Expiration Date.

            (d) The terms "for cause" and "for convenience" shall have the same meanings as in the Consulting Agreement.

         6. Nothing in this Agreement shall confer upon the Optionee any right to continue rendering consulting services to or remain in the employ of the Corporation or affect the right of the Corporation to terminate her consultancy services or employment at any time.

         7. (a)    The Optionee may exercise the Option with respect to all or any part of the shares then exercisable by giving the Corporation written notice as provided in Section 11 hereof of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be preceded or accompanied by payment in full in accordance with Section 3 hereof.

            (b) Prior to or concurrently with delivery by the Corporation to the Optionee of a certificate(s) representing such shares, the Optionee shall if such shares are not currently or effectively registered under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, give reasonably satisfactory assurance in writing signed by the Optionee or her legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof.

            (c) As soon as practicable after receipt of the notice and payment referred to in subparagraph (a) of this Section 7, the Corporation shall cause to be delivered to the Optionee at the office of the Corporation at 10 West Forest Avenue, Englewood, New Jersey 07631 or such other place as may be mutually acceptable to the Corporation and the Optionee, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period of time as may be required for the Corporation, with reasonable diligence, to comply with applicable registration requirements under the Act, the Securities Exchange Act of 1934, as amended, and any requirements under any other law or regulation applicable to the issuance or transfer of shares. Pursuant to the Consulting Agreement, within six (6) months following the date thereof, the Corporation shall file a Registration Statement on Form S-8 to register the shares of common stock reserved for issuance under this Option.

         8. If the total outstanding shares of Common Stock of the Corporation shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation through reorganization, merger or consolidation, recapitalization, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in stock, then the Board shall proportionally adjust the number of shares (and the Exercise Price per share) or kind of shares of stock or other securities of the Corporation or of another corporation subject to the unexercised portion of this Option (to the nearest possible full share).

         9. Except as approved by the Board, this Option shall not be transferable other than (i) by will or by the laws of descent and distribution,
(ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the Optionee or by a permitted Transferee of the Optionee or (iii) to a Family Member (as defined below). During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or by a permitted transferee of the Optionee. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, except as approved by the Board or as permitted herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, such transfer shall be null and void and of no force or effect. For purposes of this Agreement, "Family Member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing Consultant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or Consultant) control the management of assets, and any other entity in which these persons (or Consultant) own more than fifty percent of the voting interests.

         10. Neither the Optionee, nor in the event of her death or otherwise, any person entitled to exercise her rights, shall have any of the rights of a shareholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Optionee or her estate, as the case may be.

         11. Any notice to the Corporation provided for in the Option shall be addressed to the Corporation at 10 West Forest Avenue, Englewood, New Jersey 07631, and any notice to the Optionee shall be addressed to her at her address now on file with the Corporation, or to such other address as either party may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the fourth business day after mailing, by registered or certified mail, at a post office or branch post office within the United States or upon receipt when delivered by hand, by overnight courier or by confirmed facsimile.

         12. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed by a duly authorized officer, and the Optionee has affixed her signature hereto.


                                  THE MNI GROUP INC.


                                  By: __________________________________



                                      ----------------------------------
                                                Optionee